                         LUTHER MEDICAL PRODUCTS, INC.

                   Notice of Annual Meeting of Shareholders
                              Friday, May 1, 1998

     TO THE SHAREHOLDERS OF LUTHER MEDICAL PRODUCTS, INC.:

     NOTICE IS HEREBY GIVEN and you are cordially invited to attend the Annual Meeting of Shareholders of Luther Medical Products, Inc., a California corporation (the "Company"), which will be held at the Irvine Marriott, 18000 Von Karman, Irvine, California 92620, at 9:00 A.M., local time, on Friday, May 1, 1998. The Annual Meeting will be held for the following purposes, as more fully described in the attached Proxy Statement:

          (1) Election of Directors.  To elect a Board of five (5) Directors.
              ---------------------
     The persons nominated, Messrs. Rollo, Payne, Hamilton, Dahlman, and Huck are described in the attached Proxy Statement; and

          (2) Other Business.  To consider and act upon any other business
              --------------
     matters as may properly come before the meeting or any postponements or adjournments thereof.

     In accordance with the provisions of the Company's Bylaws, the Board of Directors has fixed the close of business on March 23, 1998, as the record date for the determination of the holders of Common Stock entitled to notice of and to vote at the Annual Meeting.

     Your attention is directed to the accompanying Proxy Statement. Shareholders who do not expect to attend the meeting in person are requested to sign, date, and mail the enclosed Proxy as promptly as possible in the enclosed envelope.

                              BY ORDER OF THE BOARD OF DIRECTORS,

                              -----------------------------------
                              Petra Darling, Secretary

                              March 27, 1998

     YOU ARE URGED TO VOTE UPON THE MATTERS PRESENTED AND TO SIGN, DATE, AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.

     Requests for additional copies of proxy materials should be addressed to Petra Darling, Corporate Secretary, at the offices of the Company, 14332 Chambers Road, Tustin, California 92780-6912.

                               TABLE OF CONTENTS


                                                                        Page
                                                                        ----
Proxies................................................................   1
Voting Securities......................................................   1
Security Ownership of Certain Beneficial Owners and Management.........   2
Election of Directors..................................................   3
Directors and Executive Officers.......................................   5
Executive Compensation.................................................   6
Summary of Transactions In All Company Benefit Plans...................   8
Certain Transactions...................................................   8
Proxy Expenses.........................................................   8
1997 Annual Report to Shareholders.....................................   9
Shareholder Proposals..................................................   9
Independent Public Accountants.........................................   9
Other Business.........................................................   9

                         LUTHER MEDICAL PRODUCTS, INC.
                              14332 Chambers Road
                         Tustin, California 92780-6912
                                (714) 544-3002

                       ---------------------------------
                                PROXY STATEMENT
                       ---------------------------------

                         Annual Meeting of Shareholders

                              Friday, May 1, 1998
                              -------------------

                                    PROXIES

          The enclosed Proxy is solicited by and on behalf of the management and Board of Directors of LUTHER MEDICAL PRODUCTS, INC., a California corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders and at any and all adjournments thereof (the "Annual Meeting") to be held at the Irvine Marriott, 18000 Von Karman, Irvine, California 92620, at 9:00 a.m., local time. Any shareholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering written notice of revocation to the Secretary of the Company at its principal office address listed above, by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or by attendance at the meeting and voting in person by the person executing the proxy. The solicitation is being made only by use of the mails and the cost thereof will be borne by the Company.

          A complete copy of the Company's 1997 Annual Report on Form 10-KSB to the Securities and Exchange Commission, including the financial statements and schedules thereto, may be obtained without charge by shareholders (including beneficial owners of the Company's common stock) by sending a written request to the Secretary of the Company, Luther Medical Products, Inc., 14332 Chambers Road, Tustin, California 92780-6912.

          The Annual Report to Shareholders of the Company, which report includes financial statements of the Company for the fiscal years ended June 30, 1996, and 1997, was mailed with this Proxy Statement and the accompanying Proxy, commencing March 30, 1998, to each person who was a shareholder as of the record date.

                               VOTING SECURITIES

          March 23, 1998, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of that date, the Company had outstanding 3,237,629 shares of common stock, no par value per share (the "Common Stock"), the only outstanding voting securities of the Company. Shareholders of record of Common Stock at the close of business on March 23, 1998, will be entitled to one vote for each share held upon all matters to be considered at the Annual Meeting, except that in the election of directors, all shareholders shall be entitled to cumulate votes for a candidate or candidates whose names have been placed in nomination, if one or more shareholders have given notice at the meeting, prior to the voting, of an intention to cumulate votes. If the shareholders are entitled to cumulate their votes, they may give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his or her shares are entitled or may distribute his or her votes on the same principle among as many candidates as the shareholder sees fit. Discretionary authority by the Board of Directors to cumulate their votes is solicited by the Board of Directors because, in the event nominations are made in opposition to the nominees of the Board of Directors, it is the intention of the Board of Directors' proxies to cumulate their votes for individual nominees in accordance with their best judgment in order to assure the election of as many of the nominees of the Board of Directors as possible.

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information regarding the beneficial ownership of Common Stock at March 23, 1998, (except as otherwise indicated by footnote) by (i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, ("Exchange Act")) known by management to own beneficially more than 5% of the Company's outstanding Common Stock, (ii) each of the nominees for directors, and
(iii) all executive officers and nominees for directors of the Company as a group:

                         Shares of Common Stock
                         Beneficially Owned (2)
 Name of Individual            Amount (1)           %
 ------------------      ----------------------   -----
David Rollo                    153,175(3)          4.12
Jack W. Payne                   60,000(4)          1.61
D. Ross Hamilton               151,500(5)          4.08
William R. Dahlman              12,000(6)          *
William C. Huck                230,000(7)          6.19
Ronald B. Luther               290,590(8)          7.82

All executive officers
and directors as a
group (7 persons)              918,908(9)         24.73

-------------
*    Represents less than one percent.

(1) The persons named in the table have sole voting and investment power with respect to all shares of Company Common Stock shown to be beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2) Assumes the exercise of options and warrants to purchase 477,858 shares held by executive officers and directors of the Company, which options and warrants are, or become, exercisable within the 60 days of the record date.

(3) Includes 3,175 shares beneficially owned by Mr. Rollo, plus warrants to purchase 150,000 shares at an exercise price of $2.94 per share, expiring at various dates from December 5, 1999, to December 5, 2001. Mr. Rollo's address is 14332 Chambers Road, Tustin, California 92780-6912.

(4) Includes warrants to purchase 25,000 shares at an exercise price of $2.75 per share, expiring on July 23, 1998; warrants to purchase 5,000 shares at an exercise price of $2.50 per share, expiring on January 21, 1999; warrants to purchase 9,000 shares at an exercise price of $2.55 per share, expiring on January 27, 2000; warrants to purchase 9,000 shares at an exercise price of $3.85 per share, expiring on December 8, 2000; warrants to purchase 6,000 shares at an exercise price of $4.81 per share, expiring on December 8, 2001; and warrants to purchase 6,000 shares at an exercise price of $4.81 per share, expiring on December 8, 2002. Mr. Payne's address is 4515 S. Meadow Drive, Boulder, Colorado 80301.

(5) Includes 7,500 shares beneficially owned by Mr. Hamilton and 74,000 shares owned by a partnership, of which Mr. Hamilton and two unaffiliated third parties each own 33.3%; warrants to purchase 35,000 shares at an exercise price of $2.75 per share, expiring on July 23, 1998; warrants to purchase 5,000 shares at an exercise price of $2.50 per share, expiring on January 21, 1999; warrants to purchase 9,000 shares at an exercise price of $2.55 per share, expiring on January 27, 2000; warrants to purchase 9,000 shares at an exercise price of $3.85 per share, expiring on December 8, 2000; warrants to purchase 6,000 shares at an exercise price of $4.81 per share, expiring on December 8, 2001; and warrants to purchase 6,000 shares at an exercise price of $4.81 per share, expiring on December 8, 2002. Mr. Hamilton's address is 9440 Gregory Road, Easton, Maryland 21601.

(6) Includes warrants to purchase 6,000 shares at an exercise price of $4.81 per share, expiring on December 8, 2001; and warrants to purchase 6,000 shares at an exercise price of $4.81 per share, expiring on December 8, 2002. Mr. Dahlman's address is 215 N. Marengo Avenue, Pasadena, California 91101.

(7) Includes 230,000 shares beneficially owned by Mr. Huck. Mr. Huck's address is C/O Columbia Vital Systems, Inc., 100 E. Chestnut Avenue, Westmont, Illinois 60559.

(8) Includes 100,896 shares beneficially owned by Mr. Luther, 23,265 shares owned by Mr. Luther's spouse, as to which shares Mr. Luther disclaims beneficial ownership, warrants to purchase 15,000 shares at an exercise price of $3.50 per share, expiring April 23, 1998; warrants to purchase 7,143 shares at an exercise price of $3.50 per share, expiring on June 24, 1998; warrants to purchase 4,286 shares at an exercise price of $3.25 per share, expiring on April 22, 1999; warrants to purchase 80,000 shares at an exercise price of $2.63 per share, expiring at various dates from November 19, 1998, to November 19, 2001, and warrants to purchase 100,000 shares at an exercise price of $3.63 per share, expiring September 18, 2000, of which 60,000 warrants are exercisable as of, or within 60 days of, the record date. Mr. Luther's address is 530 Kings Road, Newport Beach, California 92663.

(9)  Includes all shares, options, and warrants described in notes (3) through
     (7), inclusive; 2,214 shares beneficially owned by an executive officer who is not a director, plus options to purchase 6,000 shares at an exercise price of $3.07 per share, expiring on April 23, 1998; options to purchase 2,143 shares at an exercise price of $3.25 per share, expiring on April 22, 1999; options to purchase 2,000 shares at an exercise price of $2.82 per share, expiring on July 22, 1999; and options to purchase 9,286 shares at an exercise price of $3.19 per share, expiring on January 27, 2000.

                             ELECTION OF DIRECTORS

     The five (5) persons named below have been nominated by the nominating committee for election as directors to serve until the Annual Meeting to be held in 1998 and until their respective successors are elected and shall qualify. Four of the nominees have previously served as a director of the Company.

     Unless otherwise instructed, the enclosed Proxy will be voted for election of the nominees listed below, except that the persons designated as proxies reserve full discretion to cast their votes for another person recommended by management in the unanticipated event that any nominee is unable or declines to serve.

Name of Nominee        Age       Director Since
---------------        ---       --------------
David Rollo             57            1993
Jack W. Payne           67            1992
D. Ross Hamilton        59            1993
William R. Dahlman      55            1995
William C. Huck         59              -

     Each of the Company's directors has been elected to serve until the next meeting of shareholders. Except as described below, there are no arrangements or understandings between any director and any other person pursuant to which any person was elected or nominated as a director. The Company's executive officers serve at the discretion of the Board of Directors.

     Mr. Rollo has served as President, Chief Executive Officer, and as a director of the Company since December of 1993, as its Chief Financial Officer since January of 1994, and as its Chairman of the Board since June of 1995. From 1976 to 1993, he was employed by Telectronics Inc. (or by certain of its affiliates), a Den-ver, Colorado, based heart pacemaker manufacturer, in various positions, including President and Chief Executive Officer.

     Mr. Payne has served as a director of the Company since March of 1992.
From January of 1993 to the present, he has served as the Executive Vice President and a director of Sequin Hospital Bed Corporation, a Denver, Colorado, durable medical equipment company of which he is a co-founder. From June of 1992 to the present, Mr. Payne has also served as President and Chief Executive Officer of FerroMagnetic Therapeutics Corp., a Denver, Colorado, biotechnology company. Mr. Payne was with Baxter International from 1958 until 1977 where he was employed in various sales and executive positions. Thereafter, he continued his career in that industry with executive positions at R.P. Scherer Corporation and Terumo Medical Products, Inc.

     Mr. Hamilton has served as a director of the Company since March of 1993. For not less than the previous five years through the present, he has served as President of Hamilton Research, Inc., a Maryland-based financial consulting firm. Mr. Hamilton is a director of Altris Software, Inc., an electronic document management software company; from January through July of 1997, he served as its Chairman of the Board. Since December of 1989 through June of 1997, Mr. Hamilton served as a director of Incstar Corporation, a medical diagnostics company (52% of which was owned by Fiat S.p.A. until the sale of the company to American Standard in June of 1997), and between January of 1993 and June of 1996, he served as a director of Belcor Inc. Between 1968 and 1980, Mr. Hamilton served as a Vice President of Dean Witter Reynolds and, for the six previous years, an officer of Chemical Bank.

     Mr. Dahlman has served as a director of the Company since December of 1995. From November of 1996 to the present, he has served as the president and chief executive officer of the Employers Group, a non-profit association providing human resource support to 5,000 California companies. From 1991 to the present, Mr. Dahlmann has served as a director, and from 1997 to the present, Mr. Dahlman has served as the Chairman of the Board, of Palomar Mountain Spring Water Company, a San Diego, California, a bottled water packaging company, and from 1996 to the present, as a director of California Casualty Insurance Company, a San Mateo, California, insurance company. From January of 1991 to November of 1996, he served as a principal of WRD & Associates, a Los Angeles, California, contract management and consulting group. From 1987 until forming WRD & Associates, Mr. Dahlman was the President and Chief Executive Officer of Suntory Water Group in Atlanta, Georgia.

     Mr. Huck is a nominee to serve as a director of the Company. From 1989 to the present, he has served as Chairman of the Board and Chief Executive Officer of Columbia Vital Systems, Inc., a Westmont, Illinois, specialty medical device distribution company, having previously served as its president from 1975 to 1989. From October 1997 to the present, Mr. Huck has served as president of Applied Fiberoptics, a manufacturer of fiber optic surgical illumination systems. From January of 1990 to July of 1997, Mr. Huck served as president of Interstat Biomedical, Inc., a specifications developer and distributor of custom anesthesia kits. From 1984 to July 1997, Mr. Huck served as President of Vitalcor, Inc., an initial importer and U.S. distributor of open heart surgery equipment and devices. In May of 1992, Mr. Huck formed the Specialty Medical Marketing Association and served as the Chairman of the Board until October 1995.

Committees; Meetings.

     The Company has a standing audit committee, the members of which during the Company's previous fiscal year were Messrs. Hamilton, Mark S. Isaacs, and Barry
W. Hall; a standing compensation committee, the members of which were Messrs. Payne and Hamilton; and a standing nominating committee, the members of which were Rollo, Isaacs, and Dahlman.

     The Company's Board of Directors met a total of six times during the fiscal year ended June 30, 1997.

                       DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of the Company are:

          Name               Age                   Position
          ----               ---                   --------
David Rollo                  57        Chairman of the Board, President,
                                        Chief Executive Officer,
                                        Chief Financial Officer, Director

George C. Brdlik             44        Vice President of Quality
                                        Assurance and Regulatory Affairs

Petra Darling                54        Secretary

Jack W. Payne                67        Director

D. Ross Hamilton             59        Director

William R. Dahlman           55        Director

William C. Huck              59        Director

     Each of the Company's directors has been elected to serve until the next annual meeting of shareholders. There are no arrangements or understandings between any director and any other person pursuant to which any person was elected or nominated as a director. The Company's executive officers serve at the discretion of the Board of Directors.

     Set forth below are brief descriptions of the business experience of Mr. Brdlik and Ms. Darling, who are not nominees to serve as directors of the Company. For information concerning the business experience of Messrs. Rollo, Payne, Hamilton, Dahlman, and Huck, see "Election of Directors," above.

     Mr. Brdlik has served as Vice President of Quality Assurance and Regulatory Affairs of the Company since January of 1997. From 1994 to 1996, he was employed as the Regulatory Affairs Manager of the Perfusion Services of Baxter Healthcare Corporation. From 1985 to 1994, Mr. Brdlik held several positions at IVAC Corporation, ranging from Senior Quality Engineer to Regulatory/Clinical Affairs Manager. From 1980 to 1985, he held several positions, including Biomedical Engineer, at the FDA.

     Ms. Darling has served as Secretary of the Company since November of 1992. Since 1981, she has been employed by the Company in various administrative, non-policy making capacities, including the Company's assistant secretary (between 1988 and 1992) and its controller (from 1981 to the present), reporting to the Company's principal accounting officer.

                            EXECUTIVE COMPENSATION

                          SUMMARY COMPENSATION TABLE

                                                                                  Long Term Compensation
                                                                        -------------------------------------------
                                         Annual Compensation                   Awards               Payouts
                                    -------------------------------------------------------------------------------
                                                             Other
         Name                                                Annual     Restricted                        All Other
         and                                                 Compen-      Stock                  LTIP      Compen-
       Principal                                             sation      Award(s)   Options/    Payouts    sation
       Position            Year     Salary($)     Bonus($)    ($)          ($)       SARs(#)      ($)        ($)
--------------------------------------------------------------------------------------------------------------------
David Rollo                1997     $150,000        --         --         --           -0-         --        --
(President,                1996     $150,000        --         --         --           -0-         --        --
 CEO, and CFO)             1995     $141,437        --         --         --           -0-         --        --

All executive
officers as a group
(4 persons)                1997     $380,208        --         --         --           -0-         --        --
(3 persons)                1996     $326,870        --         --         --       100,000         --        --
(3 persons)                1995     $308,383        --         --         --         9,286         --        --

            OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                   Individual Grants
---------------------------------------------------------------------------------------------
                           Percent of Total
                             Options/SARs
               Options/        Granted to                          Market Price
                SARs         Employees in     Exercise or Base       on Date       Expiration
  Name        Granted(#)      Fiscal Year        Price($/Sh)      of Grant($/Sh)      Date
---------------------------------------------------------------------------------------------
David Rollo      -0-              N/A               N/A                 N/A            N/A

            LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

                                                                                Value of
                                                           Number of           Unexercised
                                                          Unexercised         In-the-Money
                                                         Options/SARs at     Options/SARs at
                                                           FY-End (#)           FY-End ($)

              Shares Acquired                             Exercisable/        Exercisable/
  Name         on Exercise(#)      Value Realized($)     Unexercisable       Unexercisable
--------------------------------------------------------------------------------------------
David Rollo        -0-                    --               150,000/0            27,000/0

  Effective in December of 1995, Directors who are not officers of the Company receive a fee of $900 per meeting attended in person, or $500 per meeting attended by telephone, as compensation for their services, an increase from $600 and $400, respectively.

Employment Agreements.

David Rollo.

  The Company employs Mr. Rollo as its Chief Executive Officer and President pursuant to a series of employment agreements, the most current of which is effective as of January of 1998. Mr. Rollo's annual base compensation thereunder currently is $157,646, subject to cost of living increases and periodic review and increase upon the recommendation of the Company's compensation committee. Mr. Rollo is also entitled to receive bonus payments in their discretion.

  Upon execution of the initial employment agreement in December of 1993, the Company granted to Mr. Rollo warrants to purchase 150,000 shares of the Company's common stock, of which 50,000 warrants vested in December of 1994, 50,000 vested in December of 1995, and 50,000 vested in December of 1996. The exercise price of the warrants (the average of the closing bid and asked prices as quoted on the Nasdaq Stock Market (SmallCap) on December 6, 1993) is $2.94.

  Under certain circumstances, a termination of Mr. Rollo's employment agreement will cause the Company to pay to Mr. Rollo (i) his full base compensation through the date of termination at the rate in effect at the time of such termination and (ii) a lump sum equal to 100% of his annual base compensation at the highest rate in effect during the 12 months immediately preceding the date of termination.

George C. Brdlik.

  The Company has employed Mr. Brdlik as its Vice President of Quality Assurance and Regulatory Affairs since January of 1997, pursuant to an employment agreement that provides for the "at will" employment of Mr. Brdlik, subject to the occurrence of two specified events. Mr. Brdlik reports directly to Mr. Rollo, as the Company's president, and his duties emphasize daily review and analysis of the Company's operations in respect of quality assurance and regulatory affairs compliance in connection with the quality systems requirements of the FDA and analogous international regulatory agencies.

  Mr. Brdlik's annual base compensation currently is $100,000. Notwithstanding the at-will status of Mr. Brdlik's employment, if the Company sells all or substantially all of its assets or a change of control of the Company occurs, the Company may become obligated to pay to him (i) his full base compensation through the date of termination at the rate in effect at the time of such termination and (ii) a lump sum equal to 100% of his annual base compensation at the highest rate in effect during the 12 months immediately preceding the date of termination.

  A "change in control of the Company" means a change in control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided, however, that such "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than the Company or any "person" who on the date hereof is a director or officer of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 80% or more of the combined voting power of the Company's then outstanding securities.

             SUMMARY OF TRANSACTIONS IN ALL COMPANY BENEFIT PLANS

     The following table sets forth the options and warrants including options under all Company plans granted to the persons set forth in the table for the three years commencing July 1, 1994, and ending June 30, 1997.

                                                GRANTED                    EXERCISED
                                         ---------------------      -----------------------
                                                      Average
                                                     Per Share
                                         Number of   Exercise       Number of    Net Value
                                          Shares       Price         Shares     Realized/1/
                                         ---------   ---------      ---------   -----------
David Rollo...........................           0         -0-            -0-           -0-
Jack W. Payne.........................      48,000       $4.21            -0-           -0-
D. Ross Hamilton......................      48,000       $4.21            -0-           -0-
Ronald B. Luther......................     100,000       $3.63         55,715       $14,072
Petra Darling.........................      15,086       $3.72          4,571       $ 8,547
William R. Dahlman....................      30,000       $4.81            -0-           -0-
All current executive officers
   (as a group)/2/....................     115,086       $3.02         60,286       $22,619
All directors who are not executive
   officers (as a group)/3/...........     213,000       $3.80          7,143         4,500
All employees (as a group)/4/.........     137,642       $3.62         56,434       $ 7,602


1    Market value on the date of exercise, less exercise price.

2    3 persons were eligible in the group.

3 5 persons were eligible in the group (includes information in respect of two then-current directors).

4 41, 48, and 58 persons were eligible in the group for fiscal years ended June 30, 1995, 1996, and 1997, respectively.

                             CERTAIN TRANSACTIONS

     As of June 30, 1997, two then-current officers or directors were indebted to the Company in the aggregate amount of $235,409. Each such indebtedness was incurred in connection with the exercise of warrants previously granted to such individuals. During the 1997 fiscal year, Mr. Luther's maximum obligation to the Company was $262,500, of which $75,000 was repaid to the Company and an additional $187,500 was offset against such obligation (at a price equivalent to the warrant exercise price) through the return by Mr. Luther in the current fiscal year of 50,000 of the shares that had served as security for such obligation. Mr. Isaacs' maximum obligation to the Company, during such year, was $25,000, which has been repaid.

                                 PROXY EXPENSES

     The entire cost of preparing, assembling, printing, and mailing this Proxy Statement and the enclosed form of Proxy, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for their reasonable out-of-pocket expenses of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone, telegram, and personal solicitation by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

                      1997 ANNUAL REPORT TO SHAREHOLDERS

     The 1997 Annual Report to Shareholders of the Company, which report includes financial statements for the fiscal years ended June 30, 1996, and 1997, is being sent to the shareholders concurrently with the mailing of this Proxy Statement. The Annual Report to Shareholders is not to be considered as part of the soliciting material.

                             SHAREHOLDER PROPOSALS

     It is presently anticipated that the 1998 Annual Meeting of Shareholders will be held in December of 1998. Shareholders desiring to exercise their rights under the proxy rules of the Securities and Exchange Commission to submit proposals for consideration by the shareholders at the 1998 Annual Meeting are advised that their proposals must be received by the Company no later than one hundred twenty (120) calendar days in advance of the date of the Company's proxy statement for its 1998 Annual Meeting in order to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                        INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Ernst & Young, LLP, Irvine, California, to act as the Company's independent public accountants for the fiscal year ending June 30, 1998. The Company expects that a representative of Ernst & Young, LLP, will be present at the Annual Meeting and will have the opportunity to make a statement, if he so desires, and that such representative will be available to respond to appropriate questions.

     Ernst & Young, LLP, has acted as the Company's independent public accountants commencing with the Company's 1997 fiscal year, and has advised the Company that it has no direct or indirect interest in the Company during the time it has acted as independent auditor for the Company.

                                OTHER BUSINESS

     The Board of directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by Board of Directors' Proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.

                       BY ORDER OF THE BOARD OF DIRECTORS

          Tustin, California                            Petra Darling
          March 27, 1998                                Secretary

P The undersigned hereby appoints David Rollo as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all of the shares of Common Stock, no par value per share, of Luther Medical Products, Inc., held of record by the undersigned on March 23, 1998 at the Annual Meeting of shareholders to be
R     held on May 1, 1998 or at any postponement or adjournment thereof.

      1.  Election of Directors:

          For all nominees listed below                   [_]
O
          Withheld from all nominees                      [_]

          For, except vote withheld from the following nominee(s)_______________

X            William R. Dahlman         Jack W. Payne           David Rollo

             D. Ross Hamilton                                   William C. Huck

      2.  Upon such other matters as may properly come before the Meeting or at
Y         any postponement or adjournment thereof.






P This Proxy will be voted in accordance with the instructions set forth on the reverse side of this Proxy Card. This Proxy will be treated as a "Grant of Authority to vote for" (1) the election of the five Directors nominated; and (2) as said Proxy shall deem advisable on such other business as may come before the meeting, unless otherwise directed.

     Please Mark, Sign, Date and          When shares are held by joint tenants,
R    Return the Proxy Card Promptly       both should sign. When signing as
     using the Enclosed Envelope.         attorney, as executor, administrator,
                                          trustee, or guardian, please give full
                                          title as such. If a corporation,
     Please sign exactly as name          please sign in full corporate name by
     appears below.                       President or other authorized officer.
                                          If a partnership, please sign in
O                                         partnership name by authorized person.


                                          ______________________________________
                                          Signature

                                          ______________________________________
X                                         Signature if held jointly

                                          ______________________, 199___________
                                          Dated

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF LUTHER MEDICAL
Y    PRODUCTS, INC.